THE PRINCIPAL CLASS
                                       OF
                               THE RBB FUND, INC.

                             MONEY MARKET PORTFOLIO

     This Prospectus offers shares of the Principal class of common stock of The RBB Fund, Inc. (the "Fund"). The Principal class represents interests in the Money Market Portfolio (the "Portfolio"), which is a taxable money market portfolio of the Fund.

     The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

     SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF THE PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolio, PNC Bank, National Association ("PNC Bank") serves as custodian for the Portfolio and PFPC Inc. ("PFPC") serves as administrator and the transfer and dividend disbursing agent for the Portfolio. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Portfolio.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997 (as revised October 28, 1998), has been filed with the Securities and Exchange Commission and is incorporated by reference to this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723.

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THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE SECURITIES  COMMISSION
NOR HAS THE COMMISSION OR ANY STATE SECURITIES  COMMISSION  PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     DECEMBER 1, 1997
                                                  (AS REVISED OCTOBER 28, 1998)

INTRODUCTION
--------------------------------------------------------------------------------

         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares (the "Principal Shares" or "Shares") offered by this Prospectus represent interests in the Principal class (the "Principal Class") of the Money Market Portfolio.

         The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

         The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

          An investor may purchase and redeem Principal Shares through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

         An investment in the Principal Shares is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objective and Policies."

FEE TABLE

ANNUAL FUND OPERATING EXPENSES (PRINCIPAL CLASS)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

         The Fee Table below contains a summary of the annual operating expenses of the Principal Class of the Portfolio based on expenses expected to be incurred for the fiscal year ended August 31, 1999, as a percentage of average daily net assets. An example based on the summary is also shown.

                                                                  MONEY MARKET
                                                                    PORTFOLIO

Management Fees (after waivers)(1)...........................        .23%
12b-1 Fees ..................................................        .40%
Other Expenses (after waivers)(1) ...........................        .17%
                                                                     ----
Total Fund Operating Expenses (Principal Class)
  (after waivers)(1).........................................        .80%
                                                                     ====

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Principal Class, Management Fees would be .37%, other expenses would be .21% and Total Fund Operating Expenses would be .98%.

EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                                             1 YEAR   3 YEARS 5 YEARS  10 YEARS
                                             ------   -------  ------  ---------
Money Market Portfolio - Principal Class*....  $8      $26      $44      $99

* Other classes of the Portfolio are sold with different fees and expenses.

         The  Example  in  the  Fee  Table   assumes  that  all   dividends  and
distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Principal Class)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Principal Class of the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to the class. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolio, such assumption will have the effect of lowering the Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time the Portfolio advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Principal Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Principal Shares are not reflected in the yields of Principal Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Principal Shares may differ from yields on shares of other classes that also represent interests in the Portfolio depending on the allocation of expenses to each of the classes. See "Expenses."

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

         The Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Obligations held by the Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). The Portfolio is a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organization"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality.

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objective and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objective and Policies -- Illiquid Securities" in the Statement of Additional Information.

          YEAR 2000. The services provided to the Fund by BIMC and others depend in large part upon the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on BIMC's provision of investment advisory services, including the handling of securities trades pricing. Both BIMC and PFPC have advised the Fund that they have been reviewing all of their computer systems, are actively working on necessary changes to those systems to prepare for the year 2000 and expect that given the extensive testing which they are undertaking, their systems will be year 2000 compliant before such date. There can, however, be no assurance that BIMC or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying systems will not impair services to the Fund at that time.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

         The Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of its shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objective and Policies.")

         The Portfolio may not:

                  1. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

                  2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

                  3. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

                  4. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Portfolio.

                  1. The Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                  2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                   3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                             PURCHASE PROCEDURES

         GENERAL. Principal Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Principal Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $25,000 and the minimum subsequent investment is $2,500. The Fund in its sole discretion may accept or reject any order for purchases of Principal Shares.

         All payments for initial and subsequent investments should be in U.S. dollars. The brokerage firm which carries the Account (the "Broker") is responsible for the prompt transmission of the order to the Fund's transfer agent. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received by the Broker. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal
Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by PFPC as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his Broker through procedures established in connection with the requirements of Accounts at such Broker. The minimum initial and subsequent investment in Shares are determined by your Broker. In such event, beneficial ownership of Shares will be recorded by the Broker and will be reflected in the Account statements provided by the Broker to such investors. A Broker may impose minimum investment Account requirements. Even if a Broker does not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with his Broker, the Broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's Broker, and this Prospectus should be read in conjunction with any information received from a Broker. Shareholders whose shares are held in the street name account of a Broker and who desire to transfer such shares to the street name account of another Broker should contact their current Broker.

         A Broker may offer investors maintaining Accounts the ability to purchase Shares under an automatic purchase program (a "Purchase Program") established by a participating Broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Principal Shares. The frequency of investments and the minimum investment requirement will be established by the Broker and the Fund. In addition, the Broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular Broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the Broker.

         If a Broker makes special arrangements under which orders for Principal Shares are received by PFPC prior to 12:00 noon Eastern Time, and the Broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

         DIRECT PURCHASES. An investor may also make direct investments at any time in Principal Shares through any Broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor also may make an initial investment in Principal Shares by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Money Market Portfolio, and mailing it, together with a check payable to "THE PRINCIPAL CLASS" to THE PRINCIPAL CLASS, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         Provided that the investment is at least $5,000, an investor may also purchase Principal Shares by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800)533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, specify the Principal Class, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:
                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3.
                  FROM:  (name of investor)
                  ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (Money Market Portfolio)
                  AMOUNT:  (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

         For subsequent investments, an investor should follow steps A and B above.

         RETIREMENT PLANS. Principal Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your Broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Principal Shares through an Account may redeem Principal Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his Broker. It is the responsibility of the Broker to transmit purchase and redemption orders to PFPC and to credit its investors' accounts with the redemption proceeds on a timely basis. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         A Broker may also redeem each day a sufficient number of Shares of the Primary Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         Each Broker reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

         REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to THE PRINCIPAL CLASS c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolio, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

         Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $5,000. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100: however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equaling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or to obtain cash at other banks.

         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Principal Class involuntarily, on thirty days' notice, if such account falls below $1,500 and during such 30-day notice period the amount invested in such account is not increased to at least $1,500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value per share of the Principal Class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of the Principal Class of the Portfolio is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the actual and accrued liabilities of the Principal Class and dividing the result by the number of outstanding shares of the class. The net asset value per share of the Portfolio is determined independently of any of the Fund's other investment portfolios.

         The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. The Principal Class represents interests in the Money Market Portfolio.

INVESTMENT ADVISER

          BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. BIMC and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. BIMC currently manages over $46.7 billion of assets, of which approximately $33.7 billion are mutual funds.

         As investment adviser to the Portfolio, BIMC manages the Portfolio and is responsible for all purchases and sales of portfolio securities. BIMC also provides research and credit analysis. In entering into Portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Portfolio, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of the Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as further described below.

         For the services provided to and expenses assumed by it for the benefit of the Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

         For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .36% of the average net assets of the Portfolio, and BIMC waived advisory fees aggregating .13% of the average net assets of the Portfolio.

          PNC Bank was formerly sub-adviser to the Money Market Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolio to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company".

ADMINISTRATOR

         PFPC provides administration and accounting services to the Portfolio as a delegate of BIMC under the advisory agreement. The Fund has agreed to pay directly to PFPC the fees for administration and accounting services to the Money Market Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by the Portfolio to BIMC. Pursuant to the delegation PFPC is entitled to receive an administration fee, computed daily, and payable monthly at the annual rate of
 .10% of the average daily net assets of the Portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC, an indirect wholly owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with Dealers for the provision of certain shareholder support services to customers of such Dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

         Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428, acts as Distributor of the Principal Shares pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

         The expenses of the Portfolio are deducted from the total income of the Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Principal Class of the Fund pays its own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Principal Class or if it receives different services.

         The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of lowering yield to investors.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

         The  Board  of  Directors   of  the  Fund   approved  and  adopted  the
Distribution Agreement and Plan of Distribution for the Principal Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Principal Class a distribution fee, which is accrued daily and paid monthly, of up to .50% on an annualized basis of the average daily net assets of the Principal Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .45% of the average daily net assets of the Principal Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under  the  Distribution   Agreement  and  Plan,  the  Distributor  may
re-allocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Principal Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Principal Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Principal Class of the Portfolio to the shareholders of the Principal Class. All distributions are reinvested in the form of additional full and fractional Principal Shares unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

         Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

          The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock ( see "Description of Shares" in the Statement of Additional Information).

         The  Fund  offers  multiple  classes  of  shares  in its  Money  Market
Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within the Portfolio varies based upon the services provided, which may affect performance. Each class of Common Stock of the Fund that has a Rule 12b-1 distribution plan has a separate plan for the class. Under the Distribution Agreement entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in the Portfolio. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATES SOLELY TO THE PRINCIPAL CLASS OF THE MONEY MARKET PORTFOLIO AND DESCRIBES ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE PRINCIPAL CLASS OF THE MONEY MARKET PORTFOLIO.

         Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

          As of October 26, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.


OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                    -----------------------

                           CONTENTS
                                                          PAGE
INTRODUCTION...............................................2
INVESTMENT OBJECTIVES AND POLICIES.........................3
INVESTMENT LIMITATIONS.....................................6
PURCHASE AND REDEMPTION OF SHARES..........................7
NET ASSET VALUE...........................................11
MANAGEMENT................................................12
DISTRIBUTION OF SHARES....................................13
DIVIDENDS AND DISTRIBUTIONS...............................14
TAXES    .................................................14
DESCRIPTION OF SHARES.....................................14
OTHER INFORMATION.........................................15

INVESTMENt ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR ANd TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania




          PROSPECTUS
     THE PRINCIPAL CLASS




   MONEY MARKET PORTFOLIO



      DECEMBER 1, 1997
(AS REVISED OCTOBER 28, 1998)

                               THE PRINCIPAL CLASS
                             MONEY MARKET PORTFOLIO
                  (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)


                       STATEMENT OF ADDITIONAL INFORMATION


                  This Statement of Additional Information provides supplementary information pertaining to shares of the Principal Class (the "Principal Shares" or "Shares") which represent interests in the Money Market Portfolio, an investment portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Principal Class Prospectus of the Fund, dated December 1, 1997 (as revised October 28, 1998) (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free (800) 888-9723. This Statement of Additional Information is dated December 1, 1997 (as revised October 28, 1998).

                                    CONTENTS

                                                                     PROSPECTUS
                                                            PAGE        PAGE
                                                            ----        ----

GENERAL .......................................................2          3
INVESTMENT OBJECTIVES AND POLICIES.............................2          8
DIRECTORS AND OFFICERS........................................12        N/A
INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING
  ARRANGEMENTS................................................15        N/A
PORTFOLIO TRANSACTIONS........................................18        N/A
PURCHASE AND REDEPTION INFORMATION............................19         13
VALUATION OF SHARES...........................................20         18
PERFORMANCE INFORMATION.......................................21        N/A
TAXES   ......................................................22         21
ADDITIONAL INFORMATION CONCERNING FUND SHARES.................23        N/A
MISCELLANEOUS.................................................26         24
FINANCIAL STATEMENTS..........................................39          6
APPENDIX A...................................................A-1        N/A

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     GENERAL

                  The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. This Statement of Additional Information pertains to the Principal Class of shares (the "Principal Class") representing interests in one of the investment portfolios (the "Portfolio") of the Fund: the Money Market Portfolio. The Principal Class is offered by the Prospectus dated December 1, 1997 (as revised October 28, 1998). The Fund was organized as a Maryland corporation on February 29, 1988.

                  Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

                  The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio. A description of ratings of Municipal Obligations and commercial paper is set forth in the Appendix hereto.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

                  REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

                  VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments held by the Portfolio may have maturities of more than 13 months, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 13 months or less, each instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is an eligible security, the Portfolio's investment adviser will follow guidelines adopted by the Fund's Board of Directors.

                  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

                  WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

                  The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

                  The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

                  The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

                  OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

                  U.S. GOVERNMENT OBLIGATIONS. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

                  SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

                  REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser. The Portfolio's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

                  MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase residual interests.

                  Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

                  In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

                  ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. Government securities, (2) securities that (a) are rated (at the time of purchase) by two or more Rating Organizations (as defined in the Prospectus) in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and long-term obligations that have remaining maturities of 13 months or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) long-term obligations that have remaining maturities in excess of 13 months that are subject to a demand feature or put (such as a guarantee, a letter of credit or similar credit enhancement) ("demand instrument") (a) that are unconditional (readily exercisable in the event of default), provided that the demand feature satisfies (2), (3) or (4) above, or (b) that are not unconditional, provided that the demand feature satisfies (2), (3) or (4) above, and the demand instrument or long-term obligations of the issuer satisfy (2) or
(4) above for long-term debt obligations. The Board of Directors will approve or ratify any purchases by the Portfolio of securities that are rated by only one Rating Organization or that are Unrated Securities.

                  ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

                  The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INVESTMENT LIMITATIONS

                  The Portfolio may not:

                       (1) borrow money, except from banks for temporary purposes (except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio;
         or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing;
         or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

                       (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

                       (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

                       (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

                       (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

                       (6) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

                       (7) purchase or sell commodities or commodity contracts;

                       (8) invest in oil, gas or mineral exploration or development programs;

                       (9) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

                       (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

                       (11) make investments for the purpose of exercising control or management.

                 In addition to the foregoing enumerated investment limitations, the Portfolio may not:

                 (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

                 (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

                 (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

                  The foregoing investment limitations cannot be changed without shareholder approval.

                  With respect to limitation (b) above concerning industry concentration the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares, but any such change may require the approval of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Portfolio.

                       1. The Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                       2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                       3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



NAME, ADDRESS AND AGE                      POSITION WITH FUND                             PRINCIPAL OCCUPATION
---------------------                      ------------------                               DURING PAST FIVE
                                                                                            ----------------
                                                                                                  YEARS
                                                                                                  -----

Arnold M. Reichman, 49*                    Director                             Senior Managing Director, Chief
466 Lexington Avenue                                                            Operating Officer and Assistant
New York, NY  10017                                                             Secretary, Warburg Pincus Asset
                                                                                Management, Inc.; Director and
                                                                                Executive Officer, Counsellors
                                                                                Securities, Inc.; Director/Trustee
                                                                                of various investment companies
                                                                                advised by Warburg Pincus Asset
                                                                                Management, Inc.

Robert Sablowsky, 58**                     Director                             Senior Vice President, Fahnestock & Co.,
110 Wall Street                                                                 Inc. (a registered broker-dealer); 1985
New York, NY  10005                                                             to 1996, Executive Vice President of
                                                                                Gruntal & Co., Inc., Director, Gruntal &
                                                                                Co., Inc. (a registered broker-dealer)

Francis J. McKay, 60                       Director                             Since 1963, Executive Vice President,
7701 Burholme Avenue                                                            Fox Chase Cancer Center (biomedical
Philadelphia, PA  19111                                                         research and medical care.)





NAME, ADDRESS AND AGE                      POSITION WITH FUND                             PRINCIPAL OCCUPATION
---------------------                      ------------------                               DURING PAST FIVE
                                                                                            ----------------
                                                                                                  YEARS
                                                                                                  -----

Marvin E. Sternberg, 62                    Director                             Since 1974, Chairman, Director and
937 Mt. Pleasant Road                                                           President, Moyco Industries, Inc.
Bryn Mawr, PA  19010                                                            (manufacturer of dental supplies and
                                                                                precision coated abrasives); since 1968,
                                                                                Director and President, Mart MMM, Inc.
                                                                                (formerly Montgomeryville Merchandise
                                                                                Mart, Inc.) and Mart PMM, Inc. (formerly
                                                                                Pennsauken Merchandise Mart, Inc.
                                                                                (shopping centers); and since 1975,
                                                                                Director and Executive Vice President,
                                                                                Cellucap Mfg. Co., Inc. (manufacturer of
                                                                                disposable headwear).

Julian A. Brodsky, 63                      Director                             Director and Vice-Chairman, 1969 to
1234 Market Street                                                              present, Comcast Corporation; Director,
16th Floor                                                                      Comcast Cablevision of Philadelphia
Philadelphia, PA  19107-3723                                                    (cable television and communications)
                                                                                and Nextel (wireless communications).

Donald van Roden, 73                       Director                             Self-employed businessman.  From
1200 Old Mill Lane                                                              February 1980 to March 1987, Vice
Wyomissing, PA  19610                                                           Chairman, SmithKline Beecham Corporation
                                                                                (pharmaceuticals); Director, AAA
                                                                                Mid-Atlantic (auto service); Director,
                                                                                Keystone Insurance Co.



NAME, ADDRESS AND AGE                      POSITION WITH FUND                             PRINCIPAL OCCUPATION
---------------------                      ------------------                               DURING PAST FIVE
                                                                                            ----------------
                                                                                                  YEARS
                                                                                                  -----

Edward J. Roach, 73                        President and                        Certified Public Accountant; Vice
Suite 100                                  Treasurer                            Chairman of the Board of Fox Chase
Bellevue Park                                                                   Cancer Center; Trustee Emeritus,
Corporate Center                                                                Pennsylvania School for the Deaf;
400 Bellevue Parkway                                                            Trustee Emeritus, Immaculata College;
Wilmington, DE  19808                                                           President or Vice President and
                                                                                Treasurer of various investment
                                                                                companies advised by PNC Institutional
                                                                                Management Corporation; Director,
                                                                                The Bradford Funds, Inc.

Morgan R. Jones, 58                        Secretary                            Chairman, the law firm of
Drinker Biddle & Reath LLP                                                      Drinker Biddle and Reath LLP;
1345 Chestnut Street                                                            Director, Rocking Horse Child
Philadelphia, PA  19107-3496                                                    Care Centers of America, Inc.


-----------------------

* Mr. Reichman is an "interested person" of the Fund as that term is defined in the 1940 Act by virtue of his position with Counsellors Securities Inc., the Fund's distributor.

** Mr. Sablowsky is an "interested person" of the Fund as that term is defined in the 1940 Act by virtue of his position with Fahnestock & Co., Inc., a broker-dealer.

                  Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

                  Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

                  Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund.

                  The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives additional fee of $5,000 per year for his services in this capacity. Directors who are not affiliated persons of the Fund and Messrs. Sablowsky and Reichman are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1997, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

                             DIRECTORS' COMPENSATION
                             -----------------------

                                                          PENSION OR
                                                          RETIREMENT                           TOTAL
                                                          BENEFITS          ESTIMATED ANNUAL   COMPENSATION FROM
                                   AGGREGATE              ACCRUED AS PART   ANNUAL BENEFITS    REGISTRANT AND FUND
                                   COMPENSATION FROM      OF FUND           UPON               COMPLEX 1 PAID TO
NAME OF PERSON/ POSITION           REGISTRANT             EXPENSES          RETIREMENT         DIRECTORS
------------------------           ----------             --------          ----------         ---------

Julian A. Brodsky,                  $16,000                 N/A                N/A              $16,000
Director
Francis J. McKay,                   $19,000                 N/A                N/A              $19,000
Director
Arnold M. Reichman,                  $  0                   N/A                N/A              $  0
Director
Robert Sablowsky,                   $ 8,000                 N/A                N/A              $ 8,000
Director
Marvin E. Sternberg,                $19,000                 N/A                N/A              $19,000
Director
Donald van Roden,                   $24,000                 N/A                N/A              $24,000
Director and Chairman
----------------------

1 A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.

                  On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee) pursuant to which the Fund will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by Blackrock Institutional Management Corporation ("BIMC"), the Portfolios' adviser, PNC Bank, National Association ("PNC Bank") the Fund's custodian, PFPC Inc. ("PFPC"), the Fund's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor"), the Fund's distributor, the Fund itself requires only two part-time employees. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. No officer, director or employee of BIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.


          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

                  ADVISORY AGREEMENT. The advisory services provided by BIMC and the fees received by BIMC for such services are described in the Prospectus. BIMC renders advisory and administrative services to the Portfolio pursuant to a separate investment advisory agreement. The advisory agreement relating to the Portfolio is dated August 16, 1988. It is hereinafter referred to as the "Advisory Agreement."

                  For the fiscal years identified below, the Fund paid BIMC (or, PNC Institutional Management Corporation, as it was formerly known) advisory fees as follows:


                              FEES PAID
                               (AFTER
                             WAIVERS AND                        REIMBURSE-
FISCAL YEAR ENDED          REIMBURSEMENTS)        WAIVERS         MENTS
                           ---------------        -------       ----------
August 31, 1997               $5,366,431        $3,603,130       $469,986
August 31, 1996               $4,174,375        $3,527,715       $342,158
August 31, 1995               $2,274,697        $2,589,832        $12,047


         The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Fund to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or Distributor;
(j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees;
(o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Fund; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Fund; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Principal Class of the Fund pays its own distribution fees, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Principal Class or if it receives different services.

                  Under the Advisory Agreement, BIMC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

                  The Advisory Agreement was most recently approved on July 29, 1998 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreement was approved with respect to the Portfolio by the shareholders of such Portfolio at a special meeting held December 22, 1989, as adjourned. The Advisory Agreement is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC. The Advisory Agreement may also be terminated by BIMC on 60 days' written notice to the Fund. The Advisory Agreement terminates automatically in the event of assignment thereof.

                  CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Portfolio (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

                  PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Principal Class pursuant to a Transfer Agency Agreement dated October 28, 1998 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems Shares, (b) addresses and mails all communications by the Portfolio to record owners of Shares of such Portfolio, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

                  PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.

                  DISTRIBUTION AGREEMENT. Pursuant to the terms of a distribution agreement, dated as of May 29, 1998, and a supplement entered into by the Distributor and the Fund on behalf of the Principal Class (together, the "Distribution Agreement"), and a separate Plan of Distribution for the Principal Class (the "Plan"), which was adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of the Principal Class. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

                  The Plan was approved by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

                  Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Principal Class under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Principal Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Fund.

                  The Fund believes that the Plan may benefit the Fund by increasing sales of Principal Shares. Mr. Sablowsky and Mr. Reichman, Directors of the Fund, have indirect interests in the operation of the Plans by virtue of their positions with Fahnestock Co., Inc. and Counsellors Securities, Inc.


                             PORTFOLIO TRANSACTIONS

                  The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less.

                  Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

                  BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

                  Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                  The Fund is required to identify any securities of its regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year.
As of August 31, 1997, the Portfolio held the following securities:

PORTFOLIO                        SECURITY                        VALUE
---------                        --------                        -----

Money Market           Bear Stearns Companies,               $105,000,000
                       Inc. Commercial Paper

                       Bear Stearns Companies,               $ 20,000,000
                       Inc. Corporate Obligation


                       PURCHASE AND REDEMPTION INFORMATION

                  The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

                  Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                               VALUATION OF SHARES

                  The Fund intends to use its best efforts to maintain the net asset value of the Principal Class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets subtracting the actual and accrued liabilities of the Class and dividing the result by the number of outstanding shares of such class. The net asset value of the Principal Class of the Portfolio is determined independently of the other classes and the other Portfolios. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern
Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Veterans' Day and Columbus Day.

                  The Fund calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

                  The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

                  The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

                  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                             PERFORMANCE INFORMATION

                  The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

                  Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

                  The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

                  From time to time, in advertisements or in reports to shareholders, the yields of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC MONEY FUND REPORT(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.


                                      TAXES

                  The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

                  The Portfolio has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

                  In addition to satisfaction of the Distribution Requirement the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

                  Income derived by a regulated investment company from a partnership or trust will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

                  In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

                  The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. The Portfolio will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

                  The Portfolio may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio and will treat any interest received on Municipal Obligations subject to such stand- by commitments as tax-exempt income. In Rev. Rul. 82-144, 1982-2 C.B. 34, the Internal Revenue Service held that a mutual fund acquired ownership of municipal obligations for federal income tax purposes, even though the fund simultaneously purchased "put" agreements with respect to the same municipal obligations from the seller of the obligations. The Fund will not engage in transactions involving the use of stand-by commitments that differ materially from the transaction described in Rev. Rul. 82-144 without first obtaining a private letter ruling from the Internal Revenue Service or the opinion of counsel.

                  Distributions of net investment income received by the Portfolio from investments in debt securities (other than interest on tax-exempt Municipal Obligations that is distributed as exempt interest dividends) and net realized short-term capital gains distributed by the Portfolio will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

                  While the Portfolio does not expect to realize long-term capital gains, any net realized long-term capital gains, such as gains from the sale of debt securities and realized market discount on tax-exempt Municipal Obligations, will be distributed annually. The Portfolio will not have tax liability with respect to such gains and the distributions will be taxable to Portfolio shareholders as long-term capital gain, regardless of how long a shareholder has held Portfolio shares. The aggregate amount of distributions designated by the Portfolio as capital gain dividends may not exceed the net capital gain of such Portfolio for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Portfolio's respective taxable year.

                  If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

                  The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98 percent of their ordinary income for the calendar year plus 98 percent of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Portfolio intends to distribute all of its taxable income currently, the Portfolio anticipates not incurring any liability for this excise tax.

                  The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends (other than exempt interest dividends) paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

                  The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                  Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.


                  ADDITIONAL INFORMATION CONCERNING FUND SHARES

                  The Fund does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

                  As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

                  Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                                  MISCELLANEOUS

                  COUNSEL. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Fund and the non-interested directors.

                  INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

                  CONTROL PERSONS. As of November 15, 1997, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.


--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
Cash Preservation Money Market    Jewish Family and Children's                                      44.2%
Portfolio                         Agency of Philadelphia
(Class G)                         Capital Campaign
                                  Attn:  S. Ramm
                                  1610 Spruce Street
                                  Philadelphia, PA  19103
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Dominic and Barbara Pisciotta and Successors in                   15.9%
                                  Trust under the Dominic and Barbara Pisciotta
                                  Caring Trust
                                  207 Woodmere Way
                                  St. Charles, MO  63303
--------------------------------- ----------------------------------------------------- ------------------------------
Cash Preservation Municipal       Kenneth Farwell and Valerie                                       11.3%
Money Market Portfolio            Farwell JTTEN
(Class H)                         3854 Sullivan
                                  St. Louis, MO  63107
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Gary L. Lange and                                                 32.6%
                                  Susan D. Lange JTTEN
                                  1354 Shady Knoll Ct.
                                  Longwood, FL  32750
--------------------------------- ----------------------------------------------------- ------------------------------




--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Andrew Diederich and                                              6.2%
                                  Doris Diederich JTTEN
                                  1003 Lindeman
                                  Des Peres, MO  63131
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Gwendolyn Haynes                                                  5.2%
                                  2757 Geyer
                                  St. Louis, MO  63104
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Savannah Thomas Trust                                             6.3%
                                  200 Madison Ave.
                                  Rock Hill, MD  63119
--------------------------------- ----------------------------------------------------- ------------------------------
Sansom Street Money Market        Wasner & Co.                                                      32.6%
Portfolio                         FAO Paine Webber and Managed Assets Sundry Holdings
(Class I)                         Attn:  Joe Domizio
                                  200 Stevens Drive
                                  Lester, PA  19113
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Saxon and Co.                                                     65.5%
                                  FBO Paine Webber
                                  P.O. Box 7780 1888
                                  Philadelphia, PA  19182
--------------------------------- ----------------------------------------------------- ------------------------------
BEA International Equity -        Blue Cross & Blue Shield of Massachusetts Inc.                    6.10%
Institutional Class               Retirement Income Trust
(Class T)                         100 Summer Street
                                  Boston, MA  02110-2106
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Credit Suisse Private Banking                                     6.89%
                                  Dividend Reinvest Plan
                                  c/o Credit Suisse PVT PKG
                                  12 E. 49th Street, 40th Fl.
                                  New York, NY  10017-1028
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Indiana University Foundation                                     5.49%
                                  Attn: Walter L. Koon, Jr.
                                  P.O. Box 500
                                  Bloomington, IN  47402-0500
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Employees Ret. Plan Marshfield Clinic                             5.31%
                                  1000 N. Oak Avenue
                                  Marshfield, WI  54449
--------------------------------- ----------------------------------------------------- ------------------------------





--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
                                  State Street Bank & Trust                                         5.06%
                                  FBC Consumers Energy
                                  DTD 3-1-1997
                                  P.O. Box 1992
                                  Boston, MA  02105-1992
--------------------------------- ----------------------------------------------------- ------------------------------
BEA International Equity          Bob & Co.                                                        87.30%
Portfolio - Advisor Class         P.O. Box 1809
(Class MM)                        Boston, MA  02105-1809
--------------------------------- ----------------------------------------------------- ------------------------------
                                  TRANSCORP                                                        10.78%
                                  FBO William E. Burns
                                  P.O. Box 6535
                                  Englewood, CO  80155-6535
--------------------------------- ----------------------------------------------------- ------------------------------
BEA High Yield Portfolio -        Fidelity Investments Institutional                               15.61%
Institutional Class               Operations Co. Inc. as Agent for Certain Employee
(Class U)                         Benefit Plan
                                  100 Magellan Way #KWIC
                                  Covington, KY  41015-1987
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Guenter Full Trust Michelin North America Inc.                   17.31%
                                  Master Trust
                                  P.O. Box 19001
                                  Greenville, SC  29602-9001
--------------------------------- ----------------------------------------------------- ------------------------------
                                  C S First Boston Pension Fund                                     6.15%
                                  Park Avenue Plaza, 34th Floor
                                  Attn: Steve Medici
                                  55 E. 52nd Street
                                  New York, NY  10055-0002
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Southdown Inc. Pension Plan                                       9.65%
                                  MAC & Co.
                                  Mutual Fund Operations
                                  P.O. Box 3198
                                  Pittsburgh, PA  31980
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Edward J. Demske TTEE                                             5.42%
                                  Miami University Foundation
                                  202 Roudebush Hall
                                  Oxford, OH  45056
--------------------------------- ----------------------------------------------------- ------------------------------





--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
BEA High Yield Portfolio -        Richard A. Wilson TTEE                                           10.81%
Advisor Class (Class OO)          E. Francis Wilson TTEE
                                  The Wilson Family Trust
                                  7612 March Avenue
                                  West Hills, CA  91304-5232
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Charles Schwab & Co.                                              88.82
                                  Special Custody Account for the Exclusive
                                  Benefit of Customers
                                  101 Montgomery St.
                                  San Francisco, CA 94104-4122
--------------------------------- ----------------------------------------------------- ------------------------------
BEA Emerging Markets Equity       Wachovia Bank North Carolina Trust for Carolina                  26.22%
Portfolio - Institutional Class   Power & Light Co.
(Class V)                         Supplemental Retirement Trust
                                  301 N. Main Street
                                  Winston-Salem, NC  27101-3819
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Hall Family Foundation                                           38.21%
                                  P.O. Box 419580
                                  Kansas City, MO  64141-8400
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Arkansas Public Employees                                        18.33%
                                  Retirement System
                                  124 W. Capitol Avenue
                                  Little Rock, AR 72201-3704
--------------------------------- ----------------------------------------------------- ------------------------------
BEA Emerging Markets              Charles Schwab & Co.                                             22.65%
Equity Portfolio - Advisor        Special Custody Account for the
Class (Class NN)                  Exclusive Benefit of Customers
                                  101 Montgomery Street
                                  San Francisco, CA 94104-4175
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Donald W. Allgood                                                72.66%
                                  3106 Johannsen Dr.
                                  Burlington, IA  52601-1541
--------------------------------- ----------------------------------------------------- ------------------------------
BEA US Core Equity Portfolio -    Patterson & Co.                                                  43.71%
Institutional Class               P.O. Box 7829
(Class X)                         Philadelphia, PA 19101-7829
--------------------------------- ----------------------------------------------------- ------------------------------





--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Credit Suisse Private Banking                                    13.51%
                                  Dividend Reinvest Plan
                                  c/o Credit Suisse PVT BKG
                                  12 E. 49th Street, 40th Fl.
                                  New York, NY 10017-1028
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Fleet National Bank Trust                                         5.86%
                                  Hospital St. Raphael Malpractice
                                  Attn: 1958875020
                                  P.O. Box 92800
                                  Rochester, NY  14692-8900
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Werner & Pfleiderer Pension                                       6.98%
                                  Plan Employees
                                  663 E. Crescent Avenue
                                  Ramsey, NJ  07446-1220
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Washington Hebrew Congregation                                   11.22%
                                  3935 Macomb St. NW
                                  Washington, DC  20016-3799
--------------------------------- ----------------------------------------------------- ------------------------------
BEA US Core Fixed Income          New England UFCW & Employers'                                    24.30%
Portfolio - Institutional Class   Pension Fund Board  of Trustees
(Class Y)                         161 Forbes Road, Suite 201
                                  Braintree, MA  02184-2606
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Patterson & Co.                                                   6.50%
                                  P.O. Box 7829
                                  Philadelphia, PA  19101-7829
--------------------------------- ----------------------------------------------------- ------------------------------
                                  MAC & Co                                                          5.07%
                                  Mutual Funds Operations
                                  P.O. Box 3198
                                  Pittsburgh, PA  15230-3198
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Fidelity Investments Institutional                                9.70%
                                  Operations Co. Inc. (FIIOC) as Agent for Credit
                                  Suisse First Boston Employee's Savings PSP
                                  100 Magellan Way #KWIC
                                  Covington, KY  41015-1987
--------------------------------- ----------------------------------------------------- ------------------------------
                                  DCA Food Industries Inc.                                          8.95%
                                  100 East Grand Avenue
                                  Beloit, WI  53511-6255
--------------------------------- ----------------------------------------------------- ------------------------------




--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
                                  State St. Bank & Trust TTE                                        6.57%
                                  Fenway Holdings LLC Master Trust
                                  P.O. Box 470
                                  Boston, MA  02102-0470
--------------------------------- ----------------------------------------------------- ------------------------------
                                  The Valley Foundation                                             6.47%
                                  c/o Enterprise Trust
                                  16450 Los Gatos Boulevard
                                  Suite 210
                                  Los Gatos, CA  95032-5594
--------------------------------- ----------------------------------------------------- ------------------------------
BEA Strategic Global Fixed        Sunkist Master Trust                                             32.35%
Income Portfolio (Class Z)        14130 Riverside Drive
                                  Sherman Oaks, CA  91423-2313
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Patterson & Co.                                                  23.13%
                                  P.O. Box 7829
                                  Philadelphia, PA  19101-7829
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Key Trust Co. of Ohio                                            18.70%
                                  FBO Eastern Enterp. Collective Inv. Trust
                                  P.O. Box 94870
                                  Cleveland, OH 44101-4870
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Hard & Co.                                                       17.34%
                                  Trust for Abtco Inc.
                                   Retirement Plan
                                  c/o Associated Bank, N.A.
                                  100 W. Wisconsin Ave.
                                  Neenah, WI  54956-3012
--------------------------------- ----------------------------------------------------- ------------------------------
BEA Municipal Bond Fund           William A. Marquard                                              39.48%
Portfolio                         2199 Maysville Rd.
(Class AA)                        Carlisle, KY  40311-9716
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Arnold Leon                                                      13.16%
                                  c/o Fiduciary Trust Company
                                  P.O. Box 3199
                                  Church Street Station
                                  New York, NY  10008-3199
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Irwin Bard                                                        6.51%
                                  1750 North East 183rd St. North Miami
                                  Beach, FL 33179-4908
--------------------------------- ----------------------------------------------------- ------------------------------





--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
                                  S. Finkelstein Family Fund                                        5.01%
                                  1755 York Ave., Apt. 35 BC
                                  New York, NY  10128-6827
--------------------------------- ----------------------------------------------------- ------------------------------
BEA Global Tele-                  E. M. Warburg Pincus & Co. Inc.                                  17.48%
communications Portfolio -        466 Lexington Ave.
Advisor Class (Class PP)          New York, NY  10017-3140
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Bea Associates 401K                                              11.82%
                                  153 East 53rd Street
                                  New York, NY  10022-4611
--------------------------------- ----------------------------------------------------- ------------------------------
                                  John B. Hurford                                                  47.62%
                                  153 E. 53rd St., Flr. 57
                                  New York, NY  10022-4611
--------------------------------- ----------------------------------------------------- ------------------------------
n/i Numeric Investors Micro Cap   Charles Schwab & Co. Inc.                                         15.3%
Fund                              Special Custody Account for the Exclusive
(Class FF)                        Benefit of Customers
                                  Attn: Mutual Funds
                                  101 Montgomery Street
                                  San Francisco, CA  94104
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Public Inst. for Social Security                                  6.1%
                                  1001 19th Street N, 16th Floor
                                  Arlington, VA  22209
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Portland General Corp.                                            13.7%
                                   Invest Trust
                                  DTD 01/29/90
                                  Attn:  William J. Valach
                                  121 SW Salmon Street
                                  Portland, OR  97202
--------------------------------- ----------------------------------------------------- ------------------------------
                                  State Street Bank and                                             7.0%
                                   Trust Company
                                  FBO Yale Univ Ret Pln for Staff
                                   Emp
                                  State Street Bank & Trust Co.
                                   Master TR Div
                                  Attn:  Kevin Sutton
                                  Solomon Williard Bldg. One
                                   Enterprise Dr.
                                  North Quincy, MA  02171
--------------------------------- ----------------------------------------------------- ------------------------------





--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
n/i Numeric Investors Growth      Charles Schwab & Co. Inc.                                         18.6%
Fund                              Special Custody Account for the Exclusive
(Class GG)                        Benefit of Customers
                                  Attn:  Mutual Funds
                                  101 Montgomery Street
                                  San Francisco, CA  94104
--------------------------------- ----------------------------------------------------- ------------------------------
                                  U.S. Equity Investment Portfolio LP                               6.5%
                                  c/o Asset Management Advisors Inc.
                                  1001 N. US Hwy 1 STE 800
                                  Jupiter, FL  33477
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Portland General Corp. VEBA                                       5.7%
                                   Plan
                                  DTD 12/19/90
                                  Attn:  William Valach
                                  121 SW Salmon Street
                                  Portland, OR  97202
--------------------------------- ----------------------------------------------------- ------------------------------
                                  CitiBank FSB                                                      18.9%
                                  Sargent & Lundy Retirement Trust
                                  C/O CitiCorp
                                  Attn:  D. Erwin Jr.
                                  1410 N. West Shore Blvd.
                                  Tampa, FL  33607
--------------------------------- ----------------------------------------------------- ------------------------------
n/i Numeric Investors Growth      Charles Schwab & Co. Inc.                                         22.9%
and Value                         Special Custody Account for the Exclusive Benefit
Fund (Class HH)                   of Customers
                                  Attn:  Mutual Funds
                                  101 Montgomery Street
                                  San Francisco, CA  94104
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Chase Manhattan Bank                                              6.2%
                                  Collins Group Trust I
                                  840 Newport Center Dr.
                                  Newport Beach, CA 92660
--------------------------------- ----------------------------------------------------- ------------------------------
Boston Partners Large Cap Value   Dr. Janice B. Yost                                                26.2%
Fund - Institutional Class        Trust Mary Black Foundation Inc.
(Class QQ)                        Bell Hill-945 E. Main St.
                                  Spartanburg, SC  29302
--------------------------------- ----------------------------------------------------- ------------------------------





--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Saxon and Co.                                                     12.4%
                                  FBO UJF Equity Funds
                                  P.O. Box 7780-1888
                                  Philadelphia, PA  19182
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Irving Fireman's Relief & Ret                                     8.1%
                                   Fund
                                  Lou Mayfield-Chairman
                                  601 N. Beltline Ste. 20
                                  Irving, TX  75061
--------------------------------- ----------------------------------------------------- ------------------------------
                                  John N. Brodson and                                               10.0%
                                   Paul A. Ebert
                                  Trst Amer Coll of Surg Staf
                                  Mem Ret Plan
                                  55 E. Erie Street
                                  Chicago, IL  60611
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Wells Fargo Bank                                                  15.7%
                                  Trst Stoel Rives
                                  Tr 008125
                                  P. O. Box 9800
                                  Calabasas, CA  91308
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Hawaiian Trust Company LTD                                        6.3%
                                  Trst The Estate of James
                                   Campbell
                                  Pension Fund
                                  P.O. Box 3170
                                  Honolulu, HI  96802-3170
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Shady Side Academy Endowment                                      11.0%
                                  423 Fox Chapel Rd.
                                  Pittsburgh, PA 15238
--------------------------------- ----------------------------------------------------- ------------------------------
Boston Partners Large Cap Value   Fleet National Bank TTEE                                          7.7%
Fund - Investor Class             Testa Hurwitz THIB
(Class RR)                        FBO Scott Birnbaum
                                  P.O. Box 92800
                                  Rochester, NY 14692
--------------------------------- ----------------------------------------------------- ------------------------------




--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
                                  National Financial Services                                       25.5%
                                   Corp
                                  For the Exclusive Benefit of
                                   our Customers
                                  Attn: Mutual Funds, 5th Floor
                                  200 Liberty Street I World Financial Center
                                  New York, NY  10281
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Joseph P. Scherer                                                 10.3%
                                  Rollover IRA
                                  26 Embassy Ct
                                  Cherry Hill, NJ  08002
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Linda C. Brodson                                                  7.3%
                                  Trst Linda C. Brodson Trust
                                  465 Lakeside Pl
                                  Highland Park, IL  60035
--------------------------------- ----------------------------------------------------- ------------------------------
                                  John N. Brodson                                                   7.3%
                                  Trust John N. Brodson Trust
                                  U/A DTD 08/06/87
                                  465 Lakeside Pl
                                  Highland Park, IL  60035
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Charles Schwab & Co. Inc.                                         12.0%
                                  Spjecial Custody Account
                                   for Bene of Cust
                                  Attn:  Mutual Funds
                                  101 Montgomery Street
                                  San Francisco, CA  94104
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Mark R. Scott                                                     6.1%
                                  and Maryann Scott
                                  JTTEN WROS
                                  2543 Longmount Dr.
                                  Wexford, PA 15090
--------------------------------- ----------------------------------------------------- ------------------------------
Boston Partners Mid Cap Value     National Financial SVCS Corp.                                     27.2%
Fund                              For Exclusive Bene of our
Investor Class                     Customers
(Class TT)                        Sal Vella
                                  200 Liberty Street
                                  New York, NY  10281
--------------------------------- ----------------------------------------------------- ------------------------------




--------------------------------- ----------------------------------------------------- ------------------------------

PORTFOLIO                                             NAME AND ADDRESS                          PERCENT OWNED
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Charles Schwab & Co. Inc.                                         32.0%
                                  Special Custody Account for
                                   Bene of Cust
                                  Attn:  Mutual Funds
                                  101 Montgomery St.
                                  San Francisco, CA  94104
--------------------------------- ----------------------------------------------------- ------------------------------
                                  George B. Smithy, Jr.                                             13.0%
                                  38 Greenwood Road
                                  Wellesley, MA  02181
--------------------------------- ----------------------------------------------------- ------------------------------
                                  John N. Brodson                                                   6.4%
                                  Trst John N. Brodson Trust
                                  U/A DTD 08/06/87
                                  465 Lakeside Pl
                                  Highland Park, IL  60035
--------------------------------- ----------------------------------------------------- ------------------------------
                                  Linda C. Brodson                                                  6.4%
                                  Trst Linda C. Brodson Trust
                                  465 Lakeside Pl
                                  Highland Park, IL  60035
--------------------------------- ----------------------------------------------------- ------------------------------
Boston Partners Mid Cap Value     Wells Fargo Bank Cust                                             5.4%
Fund                              FBO William W. Carter
Institutional Class (Class UU)    IRA FIP  007430
                                  P.O. Box 1389
                                  San Carlos, CA  94070-1389
--------------------------------- ----------------------------------------------------- ------------------------------
                                  USNB of Oregon                                                    77.2%
                                  Cust Jean Vollum
                                  Attn:  Mutual Funds
                                  P.O. Box 3168
                                  Portland, OR  97208
--------------------------------- ----------------------------------------------------- ------------------------------


                  As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

                  BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BIMC and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

                  BIMC believes it may perform the services for the Fund contemplated by its respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

                  SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS

                  The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997 (the "1997 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1997 Annual Report are incorporated by reference herein. The financial statements included in the 1997 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand, L.L.P. The reports of Coopers & Lybrand L.L.P. are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1997 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

                  "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

                  "C" - Obligations for which there is a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                  "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                  "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                  "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

                  "C" - Bonds are in imminent default in payment of interest or principal.

                  "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.


                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   Law Offices
                           Drinker Biddle & Reath LLP
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                           Philadelphia, PA 19107-3496
                            Telephone: (215) 988-2700
                               Fax: (215) 988-2757



                                November 30, 1998

VIA EDGAR TRANSMISSION
----------------------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

                           Re:  The RBB Fund, Inc. (the "Registrant")
                                REGISTRATION NOS. 33-20827/811-5518
                                -------------------------------------

Ladies and Gentlemen:

         On behalf of the Registrant and pursuant to Rule 497 (c) under the Securities Act of 1933, filed herewith are:

         1) the Prospectus, dated December 1, 1997 (as revised October 28,
            1998), relating to Registrant's Principal Class Money Market Portfolio and

         2) the Statement of Additional Information dated December 1, 1997 (as revised October 28, 1998), relating to Registrant's Principal Class Money Market Portfolio.

         Questions and comments concerning the enclosed materials may be directed to the undersigned at (215) 988-2935.


                                                     Very truly yours,

                                                     /S/ ALLAN J. OSTER
                                                     ------------------
                                                     Allan J. Oster


Enclosures